  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

                         August 3, 2005

Gables Residential Trust
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-12590	58-2077868
(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510 Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

  (561) 997-9700
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 3, 2005, Gables Residential Trust (the "Company") announced its consolidated financial results for the three and six months ended June 30, 2005.  A copy of the Company's earnings press release, along with the earnings release supplements, is furnished as Exhibit 99.1 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") nor incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Additional Information about the Company

        In connection with the proposed merger of the Company, the Company intends to file relevant materials with the SEC, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ACQUIROR AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting Gables Investor Relations at (800) 371-2819 or accessing Gables' investor relations website. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

        The Company and its executive officers and trustees may be deemed to be participating in the solicitation of proxies from the security holders of the Company in connection with the merger. Information about the executive officers and trustees of the Company and the number of the Company's common shares beneficially owned by such persons is set forth in the proxy statement for Gables' 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and trustees in the merger by reading the proxy statement regarding the merger when it becomes available.

        This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

        99.1  Press release and earnings release supplements of the Company, dated August 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GABLES RESIDENTIAL TRUST

Date:  August 3,  2005

By:      /s/ Marvin R. Banks, Jr.

Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer

                                                Exhibit Index

Exhibit No.                    Description

99.1                              Press release and earnings release supplements of the Company, dated August 3, 2005.